Registration No. 333-95925

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                   ----------

                              FORTUNE BRANDS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                            13-3295276
(State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)

                 300 Tower Parkway, Lincolnshire, Illinois 60069
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

                                 Fortune Brands
                     Hourly Employee Retirement Savings Plan
                            (Full Title of the Plan)

                                   ----------

        MARK A. ROCHE, ESQ.,                                Copy to:
Senior Vice President, General Counsel                 EDWARD P. SMITH, ESQ.
           and Secretary                              CHADBOURNE & PARKE LLP
        FORTUNE BRANDS, INC.                            30 Rockefeller Plaza
        300 Tower Parkway                              New York, New York 10112
   Lincolnshire, Illinois 60069
(Name and address of agent for service)

   Telephone number, including area code, of agent for service: (847) 484-4400

                                   ----------

                     Adding Exhibits and Furnishing Consent

================================================================================

                                EXPLANATORY NOTE

         The prospectus, containing information required by Part I of Form S-8 and related to this Post-Effective Amendment No. 1 to the Fortune Brands, Inc. Registration Statement on Form S-8 (Registration No. 333-95925), is omitted from this Post-Effective Amendment No. 1 in accordance with the Note to Part I of Form S-8.

         The Plan changed its name from the MasterBrand Industries, Inc. Hourly Employee Savings Plan to the Fortune Brands Hourly Employee Retirement Savings Plan on October 1, 1999.

         Fortune Brands changed its name from American Brands, Inc. to Fortune Brands, Inc. on May 30, 1997.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits

         23a2 - Consent of PricewaterhouseCoopers LLP, independent accountants.

         *24a1 - Power of Attorney authorizing certain persons to sign this Post-Effective Amendment No. 1 on behalf of certain directors and officers of Registrant.

         *24b1- Power of Attorney authorizing certain persons to sign this Post-Effective Amendment No. 1 on behalf of administrators of the Plan.

         99a1 - Fortune Brands Hourly Employee Retirement Savings Plan, as amended and restated effective as of October 1, 1999.

         99b1 - Fortune Brands, Inc. Savings Plan Master Trust, effective as of October 1, 1999, between Registrant and Fidelity Management Trust Company.


         ----------
         *Previously   filed  in  the   Registration   Statement   on  Form  S-8
         (Registration No. 333-95925) filed February 1, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Lincolnshire, State of Illinois, on this 28th day of April, 2000.

                                       FORTUNE BRANDS, INC.

                                       By /s/ Michael R. Mathieson
                                         --------------------------------
                                         (Michael R. Mathieson, Vice President
                                           and Chief Accounting Officer)




         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on this 28th day of April, 2000.

                      Signature                                            Title
                      ---------                                            -----
                  Norman H. Wesley*                      Chairman of the Board and Chief Executive
-----------------------------------------------------    Officer (principal executive officer) and
                 (Norman H. Wesley)                                      Director


                  Craig P. Omtvedt*                      Senior Vice President and Chief Financial
-----------------------------------------------------                     Officer
                 (Craig P. Omtvedt)                            (principal financial officer)


              /s/ Michael R. Mathieson                           Vice President and Chief
-----------------------------------------------------               Accounting Officer
               (Michael R. Mathieson)                         (principal accounting officer)


                 Eugene R. Anderson*                                     Director
-----------------------------------------------------
                (Eugene R. Anderson)


                  Patricia O. Ewers*                                     Director
-----------------------------------------------------
                 (Patricia O. Ewers)


                   Thomas C. Hays*                                       Director
-----------------------------------------------------
                  (Thomas C. Hays)


               John W. Johnstone, Jr.*                                   Director
-----------------------------------------------------
              (John W. Johnstone, Jr.)



                      Signature                                            Title
                      ---------                                            -----


                 Sidney J. Kirschner*                                    Director
-----------------------------------------------------
                (Sidney J. Kirschner)


                  Gordon R. Lohman*                                      Director
-----------------------------------------------------
                 (Gordon R. Lohman)


               Charles H. Pistor, Jr.*                                   Director
-----------------------------------------------------
              (Charles H. Pistor, Jr.)


                   Eugene A. Renna*                                      Director
-----------------------------------------------------
                  (Eugene A. Renna)


                   Anne M. Tatlock*                                      Director
-----------------------------------------------------
                  (Anne M. Tatlock)


                   Peter M. Wilson*                                      Director
-----------------------------------------------------
                  (Peter M. Wilson)



*By:      /s/ A. Robert Colby
    -----------------------------------------------
         (A. Robert Colby, Attorney-in-Fact)

          Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Post-Effective Amendment No.1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Lincolnshire, State of Illinois, on this 28th day of April, 2000.

                                      FORTUNE BRANDS HOURLY EMPLOYEE
                                      RETIREMENT SAVINGS PLAN

                                      By     Norman H. Wesley*
                                        --------------------------------
                                        (Norman H. Wesley, Chairman,
                                         MasterBrand Industries, Inc. Retirement
                                         Plan Investment Committee)


*By     /s/ A. Robert Colby
   ------------------------------------
   (A. Robert Colby, Attorney-in-Fact)